UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2014

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

PowerSecure International, Inc., a Delaware corporation (the “Company”), is filing this Current Report on Form 8-K/A (Amendment No. 1) as an amendment to the Current Report on Form 8-K filed by the Company on October 14, 2014 (the “Initial Form 8-K”), which disclosed the acquisition by the Company, through its wholly-owned subsidiary PowerSecure, Inc., a Delaware corporation (“PowerSecure Subsidiary”), of the data center energy services business (the “Mission Critical Business”) and certain related assets of Power Design, Inc., a Florida corporation (“PDI”). The information previously disclosed and reported in the Initial Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A (Amendment No. 1). This Current Report on Form 8-K/A (Amendment No. 1) amends Item 9.01 of the Initial Form 8-K to file the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 14, 2014, the Company acquired the Mission Critical Business and certain related assets through its PowerSecure Subsidiary, as reported and disclosed in the Initial Form 8-K. See the “Explanatory Note” above.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited financial statements of the Mission Critical Division, as of September 30, 2014, and for the nine month period then ended, and as of December 31, 2013, and for the one year period then ended, and the report of Hein & Associates LLP, independent registered public accounting firm, thereon, are filed herewith as Exhibit 99.2.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet, presenting PowerSecure International, Inc.’s historical financial position combined with the Mission Critical business as if the acquisition had occurred on September 30, 2014, and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013, are filed herewith as Exhibit 99.3. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of or intended to represent the operating results or financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of PowerSecure International, Inc. and of the Mission Critical business.

(d) Exhibits

2.1	Asset Purchase and Sale Agreement, dated as of October 14, 2014, between Power Design, Inc. and PowerSecure, Inc. (Incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed October 14, 2014.)

Pursuant to Item 602(b)(2) of Regulation S-K, the Registrant hereby agrees to furnish supplementally a copy of any omitted scheduled or exhibit to the Asset Purchase and Sale Agreement to the Securities and Exchange Commission upon request.

23.1	Consent of Hein & Associates LLP. (Filed herewith.)

99.1	Press Release of PowerSecure International, Inc., issued October 14, 2014, announcing the acquisition of the Mission Critical Business. (Incorporated by reference to Exhibit 2.1 of the Registrant’s Current Report on Form 8-K filed October 14, 2014.)

99.2	The audited financial statements of the acquired Mission Critical Division, as of September 30, 2014, and for the nine month period then ended, and as of December 31, 2013, and for the one year period then ended. (Filed herewith.)

99.3	The unaudited pro forma condensed combined financial statements of PowerSecure International, Inc., presenting PowerSecure International, Inc.’s historical financial position combined with the Mission Critical business as if the acquisition had occurred on September 30, 2014, and the unaudited pro forma condensed combined statement of operations for the nine months ended September 30, 2014 and the year ended December 31, 2013 presented as if the acquisition had occurred on January 1, 2013. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Eric Dupont
Eric Dupont
Executive Vice President of Finance and Administration

Dated: December 19, 2014

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